                                                                 Exhibit 10.15.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") dated this 14th day of March 2003 by and between The Kansas City Southern Railway Company, a Missouri corporation ("Railway"), Kansas City Southern, a Delaware corporation f/k/a Kansas City Southern Industries, Inc. ("KCSI"), and Jerry W. Heavin, an individual ("Executive").

      WHEREAS, Railway, KCSI and Executive are parties to that certain Employment Agreement dated September 1, 2001 (the "Employment Agreement"), pursuant to which Railway employed Executive as Vice President of Engineering;

      WHEREAS, as of July 9, 2002 (the "Effective Date"), Executive assumed the role of Senior Vice President Operations for Railway (the "Promotion"); and

      WHEREAS, Railway, KCSI and Executive desire to amend the Employment Agreement to provide for certain changes to the Employment Agreement necessitated by the Promotion.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Employment Agreement is hereby amended so that the first sentence and only the first sentence of Section 1 is deleted in its entirety and replaced with the following:

      "Railway hereby continues the employment of Executive as Senior Vice President Operations, to serve at the pleasure of the Board of Directors of Railway (the "Railway Board") and to have such duties, powers and responsibilities as may be prescribed or delegated from time to time by the President or other officer to whom Executive reports, subject to the powers vested in the Railway Board and in the stockholder of the Railway."

2. Section 3 of the Employment Agreement is hereby amended so that the second sentence and only the second sentence of Section 3 is deleted in its entirety and replaced with the following:

      "In determining contributions, coverage and benefits under any disability insurance policy and under any cash compensation-based plan provided to Executive by Railway, it shall be assumed that the value of Executive's annual compensation, pursuant to this Agreement, is 175% of Executive's annual base salary."

3.    Section 7(e) of the Employment Agreement is hereby amended so that clauses
(i) and (ii) and only clauses (i) and (ii) are deleted in their entirety and replaced with the following:

      "(i) 175% of his annual base salary specified in Paragraph 7(a) multiplied by (ii) Three;"

                                                                 Exhibit 10.15.1

4. The parties hereto acknowledge and agree that this Amendment shall be deemed to have been effective as of the Effective Date.

5. Capitalized terms used herein without definition shall have the respective meanings attributed to such terms in the Employment Agreement.

6. The parties hereto hereby ratify, confirm and approve the Employment Agreement, as amended by this Amendment. Should any terms of this Amendment conflict with any terms of the Employment Agreement, the terms of this Amendment shall control.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                           RAILWAY:

                           THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                           By:       /s/ Michael R. Haverty
                              ---------------------------------
                           Name:  Michael R. Haverty
                           Title: Chairman, President & CEO


                           KCSI:

                           KANSAS CITY SOUTHERN

                           By:       /s/ Michael R. Haverty
                              ---------------------------------
                           Name:  Michael R. Haverty
                           Title: Chairman, President & CEO


                           EXECUTIVE:

                           By:       /s/ Jerry W. Heavin
                              ---------------------------------
                           Name:  Jerry W. Heavin

                                       -2-